Income Taxes - Components of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Mar. 31, 2013
Deferred tax assets:
Financial derivatives	$ 24	$ (12)
Financial loss carryforwards for tonnage tax	16,946	15,697
Total deferred tax asset	16,970	15,685
Less valuation allowance	(16,970)	(15,685)
Deferred tax liabilities:
Entrance tax	453	624		$ 3,000
Total deferred tax liabilities	453	624
Net deferred tax liabilities	$ 453	$ 624	$ 685